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                                 EXHIBIT 10.1


                        SUBSIDIARIES OF THE REGISTRANT


Name of                                  State or Other              Percent
Subsidiary                               Jurisdiction of             Interest
as Specified                             Incorporation or            in each
in its Charter                           Organization                Subsidiary
--------------                           ----------------            ----------

Avre, Incorporated                       Nevada                      100%

Binary Associates, Incorporated          Colorado                    100%

SeraCare Acquisitions, Inc.              Nevada                      100%

BHM Labs, Inc.                           Arkansas                    100%